            EXHIBIT 23.1  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants we hereby consent to the incorporation by reference of our report dated January 26, 1996 into the Company's Registration Statements on Form S-8 (nos. 333-05743 and 333-05745).

                                          ARTHUR ANDERSEN LLP

San Francisco, California

  October 9, 1996